Van Eck Funds

Supplement dated January 6, 2011 (“Supplement”)
to the Prospectus dated May 1, 2010

This Supplement updates certain information contained in the above-dated Prospectus for Van Eck Funds (the “Trust”) regarding the Van Eck Multi-Manager Alternatives Fund (“Fund”), a series of the Trust. You may obtain copies of the Trust’s Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

The Prospectus for the Fund is supplemented as follows:

1. The section of the Prospectus entitled “Fund summary information – Multi-Manager Alternatives Fund – Principal Investment Strategies” is supplemented by:

  removing the references to and information for Aristos Capital Management, LLC (“Aristos”), Explorer Alternative Management, LLC (“Explorer”) and Tetra Capital Management, LLC (“Tetra”),
  adding the following:

▪         Viathon Capital L.P. employs a fundamental long/short fixed income strategy., and replacing the first full paragraph on page 4 with the following:

As of the date of this Supplement, the Fund’s assets which have been allocated to Sub-Advisers are allocated among Centaur Performance Group, LLC, Dix Hills Partners, LLC, Primary Funds, LLC and Viathon Capital L.P.

2. The section of the Prospectus entitled “Fund summary information – Multi-Manager Alternatives Fund – Portfolio Management” is supplemented by removing the references to and information for Aristos, Explorer and Tetra and adding the following:

Viathon Capital L.P.

Robert Comizio, Managing Partner and Chief Investment Officer, 2006

Radoslav Antonov, PhD, CFA, Investment Research, 2007

Robert Goodman, Portfolio Manager, 2010

Frank Wang, CFA, Head of Operations/Research Analyst, 2007

3. The section of the Prospectus entitled “Investment Objectives, Strategies, Policies, Risks and Other Information – Additional Information About Principal Investment Strategies and Risks – Sub-Adviser Allocation” is supplemented by removing the references to and information for Explorer.

4. The section of the Prospectus entitled “Shareholder Information – Management of the Fund – Sub-Advisers” is supplemented by removing the references to and information for Aristos, Explorer and Tetra and adding the following:

Viathon Capital L.P. (“Viathon”), 25 Union Place Summit, New Jersey,07901, is a registered investment manager. As of November 30, 2010, assets under management were approximately $50 million.

5. The section of the Prospectus entitled “Shareholder Information – Management of the Fund – Sub-Advisers’ Portfolio Managers” is supplemented by removing the references to and information for Aristos, Explorer and Tetra and adding the following:

Viathon

Robert Comizio

Managing Partner and Chief Investment Officer, Viathon Capital L.P.

Mr. Comizio is the founder and the Chief Investment Officer of Viathon Capital, L.P. and its predecessor, Viathon Capital Management LLC. Prior to founding Viathon in 2006, he was a Managing Director at Marathon Asset Management, LLC based in New York City where he was a Senior Portfolio Manager for the $2.5 billion Special Opportunity Fund and focused on high yield and crossover corporate bonds, as well as special situations and fallen angels in the U.S. and Europe. Mr. Comizio graduated from the Wharton School of Business at the University of Pennsylvania in 1989, and earned his M.B.A. from the University of Chicago in 1993.

Radoslav Antonov, PhD, CFA

Investment Research, Viathon Capital L.P.

Mr. Antonov is a Research Analyst at Viathon Capital, L.P. Prior to joining Viathon in 2007, he was a Senior Vice President and head of the Liability Management group at Lehman Brothers. At Lehman, he led a team of four professionals responsible for originating, structuring, pricing and executing liability management transactions, such as debt tenders, consent solicitations and exchange offers. His responsibilities included evaluating various debt securities and capital structures, analyzing indenture covenants, formulating tender and consent strategies, and negotiating transaction terms with bondholders. Prior to moving to the Liability Management desk, Mr. Antonov worked in Lehman Brothers’ Corporate Strategy Group. Mr. Antonov holds a Ph.D. in Physics from the University of Pennsylvania and a B.S. in Physics and Mathematics from American University.

Robert Goodman

Portfolio Manager, Viathon Capital L.P.

Mr. Goodman is a trader for Viathon Capital L.P.  Prior to joining Viathon in 2010, Mr. Goodman was a Senior Vice President in the London office of Marathon Asset Management, LLC from 2006 until 2010. In London, he assisted in managing the European book for the Special Opportunity Fund, which specialized in European High Yield, Distressed Debt and Special Situations.  Prior to moving to London in 2006, Mr. Goodman was a Senior Loan Trader (which included managing $2 billion in CLO's) for Marathon in New York City.  Since joining Marathon in 2001, he was also responsible for trading investment grade, crossover and high yield US corporate bonds and derivatives. Mr. Goodman graduated from Columbia University School of Engineering and Applied Science in 2001 with a B.S. in Operations Research and a minor in Economics.

Frank Wang, CFA

Head of Operations/Research Analyst, Viathon Capital L.P.

Mr. Wang is the head of operations at Viathon Capital, L.P. Prior to joining Viathon in 2007, he was an Operations Analyst in the Global Trade Support group at Marathon Asset Management, LLC. At Marathon, he was dedicated to providing onshore and offshore back office and settlement support to the High Yield Trading Desk and the Special Opportunities Fund. His responsibilities included daily trade confirmations, reconciliation of settlement, position, and cash breaks, month-end NAV calculations, and assisting in the year-end audit process. Mr. Wang graduated from New York University Stern School of Business in 2005 with a B.S. in Business Administration.

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